Acquisitions	12 Months Ended
Sep. 30, 2017
Business Combinations [Abstract]
Acquisitions

Note 3 — Acquisitions

Entities acquired by the Company during the last three fiscal years have been consolidated into the Company’s results of operations since their respective acquisition dates. These acquisitions, individually and in the aggregate, were not material in any fiscal year.

On September 14, 2016, the Company acquired Vindicia, Inc. (“Vindicia”), Brite:Bill Group Limited (“Brite:Bill”) and Pontis, Inc. (“Pontis”) for the aggregate of $258,457 in cash, with the potential for additional consideration subject to the achievement of certain performance metrics. These three companies were acquired to expand the Company’s digital offering. See Note 9 to the consolidated financial statements.